Exhibit 10

FIFTH AMENDMENT TO

LOAN, SECURITY AND GUARANTY AGREEMENT

This FIFTH AMENDMENT (this “Fifth Amendment”) is entered into as of June 16, 2017, among WILLBROS UNITED STATES HOLDINGS, INC., a Delaware corporation (“Holdings”), CHAPMAN CONSTRUCTION CO., L.P., a Texas limited partnership (“Chapman Construction”), CHAPMAN CONSTRUCTION MANAGEMENT CO., INC., a Texas corporation (“Chapman Management”), CONSTRUCTION TANK SERVICES, LLC, a Delaware limited liability company (“Construction Tank”), WILLBROS UTILITY T&D OF NEW YORK, LLC, a New York limited liability company (“WUTDNY”), LINEAL INDUSTRIES, INC., a Pennsylvania corporation (“Lineal”), WILLBROS WEST COAST SERVICES, INC., an Oklahoma corporation (“Willbros West Coast”), WILLBROS CONSTRUCTION (U.S.), LLC, a Delaware limited liability company (“Willbros Construction (U.S.)”), WILLBROS ENGINEERING & SERVICES, LLC, a Texas limited liability company (“Willbros Engineering & Services”), WILLBROS T&D SERVICES, LLC, a Delaware limited liability company (“Willbros T&D Services”, and together with Holdings, Chapman Construction, Chapman Management, Construction Tank, WUTDNY, Lineal, Willbros West Coast, Willbros Construction (U.S.) and Willbros Engineering & Services, the “U.S. Borrowers”), WILLBROS CONSTRUCTION SERVICES (CANADA) L.P., a limited partnership organized under the laws of Alberta, Canada (“Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), WILLBROS GROUP, INC., a Delaware corporation (the “Parent”), the other Persons party to this Fifth Amendment as Guarantors, the Lenders party to this Fifth Amendment (the “Reallocating Lenders”), and BANK OF AMERICA, N.A., a national banking association, in its capacity as collateral agent and administrative agent for itself and the other Secured Parties (the “Agent”).

RECITALS:

A. The Borrowers, the Guarantors, the Agent, and the financial institutions named therein as lenders (the “Lenders”), are parties to that certain Loan, Security and Guaranty Agreement dated as of August 7, 2013 (as heretofore amended or otherwise modified, the “Loan Agreement”), pursuant to which the Lenders agreed to make Loans and provide certain other credit accommodations to the Borrowers. Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given to such terms in the Loan Agreement.

B. Pursuant to Section 2.1.8 of the Loan Agreement, the Borrower Agent has requested that the Lenders to the Borrower Groups change the current allocation of each such Lender’s Commitment among the Borrower Group Commitments in order to effect an increase of $10,000,000 in the Borrower Group Commitments of the U.S. Lenders, with such increase to be accompanied by a concurrent and equal decrease in the Borrower Group Commitments of the Canadian Lenders (the “June 2017 Reallocation”).

C. Each Reallocating Lender, in its individual sole discretion, has agreed to reallocate a portion of its Canadian Revolver Commitment to its U.S. Revolver Commitment in order to effectuate the June 2017 Reallocation subject to the terms and conditions set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Agent and the Reallocating Lenders hereby agree as follows:

Section 1. June 2017 Reallocation. After giving effect to this Fifth Amendment, (a) the Canadian Revolver Commitments of each Canadian Lender will be as set forth on Schedule 1.1(a) attached hereto, (b) the U.S. Revolver Commitments of each U.S. Lender will be as set forth on Schedule 1.1(b) attached hereto, (c) the Agent and the Reallocating Lenders shall make such adjustments as the Agent shall deem reasonably necessary so that the outstanding Loans and LC Obligations of each Lender equals its Pro Rata share thereof after giving effect to this Fifth Amendment and (d) the Agent and the Reallocating Lenders shall make such other adjustments as the Agent shall reasonably specify to be necessary to effectuate the intent and purposes of the reallocation contemplated by this Section 1. The June 2017 Reallocation and any other transactions effected in connection with the June 2017 Reallocation shall not be subject to Section 3.9 of the Loan Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, the Loan Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.1 of the Loan Agreement shall be amended by adding the following defined terms in appropriate alphabetical order:

Fifth Amendment: the Fifth Amendment dated as of June 16, 2017, among the Borrowers, the Guarantors, the Lenders party thereto and the Agent.

Fifth Amendment Effective Date: the date on which each of the conditions precedent to the Fifth Amendment have been satisfied (which date occurred on June 16, 2017).

2.2 Amendment to the Definition of Commitment. The definition of “Commitment” set forth in Section 1.1 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

Commitment: for any Lender, the aggregate amount of such Lender’s Borrower Group Commitments. “Commitments” means the aggregate amount of all Borrower Group Commitments, which amount shall on the Fifth Amendment Effective Date be equal to the sum of (a) $10,000,000 in respect of the Canadian Revolver Commitments and (b) $90,000,000 in respect of the U.S. Revolver Commitments.

2.3 Replacement of Schedules 1.1(a) and 1.1(b). Schedules 1.1(a) and 1.1(b) to the Loan Agreement shall be restated in their entirety to be in the form of Schedules 1.1(a) and 1.1(b), respectively, to this Fifth Amendment.

2

Section 3. Conditions Precedent. The June 2017 Reallocation described in Section 1 hereof and each of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Fifth Amendment Effective Date”):

3.1 Fifth Amendment. The Agent shall have received counterparts of this Fifth Amendment executed on behalf of the Agent, each Obligor and the Reallocating Lenders.

3.2 Borrower Certificate. The Agent shall have received a certificate from a Responsible Officer of the Borrower Agent certifying that no Default or Event of Default shall have occurred and be continuing either as of the date of the Borrower Agent’s request to the Agent for the June 2017 Reallocation or on the Fifth Amendment Effective Date (both immediately before and after giving effect to the June 2017 Reallocation).

3.3 Incumbency Certificate. The Agent shall have received a certificate from a duly authorized officer of each Obligor certifying to the title, name and signature of each Person authorized to sign this Fifth Amendment and the other Loan Documents on behalf of such Obligor. Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Obligor in writing.

Section 4. Representations and Warranties. To induce the Reallocating Lenders and the Agent to enter into this Fifth Amendment, each Obligor hereby represents and warrants to the Lenders and the Agent that, as of the Fifth Amendment Effective Date:

4.1 Loan Document Representations and Warranties. Each representation and warranty of such Obligor contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that any such representation and warranty (a) is qualified by materiality, in which case it is true and correct in all respects, or (b) expressly relates to an earlier date, in which case it was true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it was true and correct in all respects) as of such earlier date).

4.2 No Defaults. No Default or Event of Default has occurred and is continuing.

4.3 Power and Authority; No Contravention; Authorizations and Approvals. The execution, delivery and performance by such Obligor of this Fifth Amendment (a) are within such Obligor’s organizational powers, (b) have been duly authorized by all necessary organizational action on the part of such Obligor, (c) require no action by or in respect of, or filing with, any Governmental Authority except actions by, and notices to or filings with, Governmental Authorities (including, without limitation, the SEC) that may be required in the Ordinary Course of Business from time to time or that may be required to comply with the express requirements of the Loan Documents, (d) do not violate any provision of Applicable Law in any material respect or contravene the terms of any Organic Document or the Term Loan Documents and (e) do not contravene any provision of any other indenture, instrument or agreement binding upon such Obligor except as could not reasonably be expected to have a Material Adverse Effect.

4.4 Enforceable Obligations. This Fifth Amendment is a legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, except as enforceability may be limited by any applicable Debtor Relief Laws or general principles of equity.

3

Section 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents. All of the terms and provisions of the Loan Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Obligors. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Obligors. This Fifth Amendment is a Loan Document.

5.2 Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms its guaranty obligations under Section 5.10 of the Loan Agreement and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Obligations or the Canadian Facility Obligations thereunder, as applicable.

5.3 Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.4 Legal Expenses. As provided in Section 3.4 of the Loan Agreement, the Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent in connection with the June 2017 Reallocation and the preparation, negotiation and execution of this Fifth Amendment and all related documents.

5.5 Counterparts; Execution. This Fifth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fifth Amendment until all Borrowers, all Guarantors, the Reallocating Lenders and the Agent have executed a counterpart. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.

5.6 Entire Agreement. THIS FIFTH AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

5.7 Headings. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.

5.8 Governing Law. This Fifth Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

5.9 FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Fifth Amendment Effective Date, the Obligors and the Agent shall treat (and the Lenders hereby authorize the Agent to treat) the Loan Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

4

5.10 Release. Each Obligor hereby remises, releases, acquits, satisfies and forever discharges the Agent, the Lenders and their respective agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Agent or the Lenders (“Releasees”), of and from any and all manner of actions, causes of action, suits, damages, claims and demands, in each case, that as of the date hereof are known or reasonably should be known to such Obligor, in law or in equity, which such Obligor ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever through the date hereof (it being understood that nothing in this sentence shall release or otherwise affect the covenants of the Releasees under the Loan Agreement and the other Loan Documents, in each case, after the Fifth Amendment Effective Date). Without limiting the generality of the foregoing, each Obligor hereby waives and affirmatively agrees not to allege or otherwise pursue any actions, causes of action, suits, damages, claims and demands that it shall or may have as of the date hereof against any Releasees in connection with the Loan Agreement or the other Loan Documents, including, but not limited to, the rights to contest (a) the right of the Agent and each Lender to exercise its rights and remedies described in the Loan Agreement, (b) any provision of the Loan Agreement or the other Loan Documents or (c) any conduct of the Agent, the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.

[Remainder of page intentionally left blank. Signature page follows.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers effective as of the date and year first above written.

U.S. BORROWERS:

WILLBROS UNITED STATES HOLDINGS, INC., a Delaware corporation
CHAPMAN CONSTRUCTION CO., L.P., a Texas limited partnership
CHAPMAN CONSTRUCTION MANAGEMENT CO., INC., a Texas corporation
CONSTRUCTION TANK SERVICES, LLC, a Delaware limited liability company
WILLBROS UTILITY T&D OF NEW YORK, LLC, a New York limited liability company
LINEAL INDUSTRIES, INC., a Pennsylvania corporation
WILLBROS WEST COAST SERVICES, INC., an Oklahoma corporation
WILLBROS CONSTRUCTION (U.S.), LLC, a Delaware limited liability company
WILLBROS ENGINEERING & SERVICES, LLC, a Texas limited liability company
WILLBROS T&D SERVICES, LLC, a Delaware limited liability company

By:	/s/ Van Welch
Name:	Van Welch
Title:	Authorized Signatory

CANADIAN BORROWER:

WILLBROS CONSTRUCTION SERVICES (CANADA), L.P., an Alberta limited partnership, by its General Partner, WILLBROS (CANADA) GP I LIMITED

By:	/s/ Van Welch
Name:	Van Welch
Title:	Authorized Signatory

[Signature Page]

FIFTH AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

U.S. FACILITY GUARANTORS:

WILLBROS GROUP, INC., a Delaware corporation
WILLBROS UTILITY T&D HOLDINGS, LLC, a Delaware limited liability company
WILLBROS UTILITY T&D GROUP COMMON PAYMASTER, LLC, a Delaware limited liability company

By:	/s/ Van Welch
Name:	Van Welch
Title:	Authorized Signatory

CANADIAN FACILITY GUARANTORS:

WILLBROS CANADA HOLDINGS ULC, a British Columbia unlimited liability company
WILLBROS (CANADA) GP I LIMITED, a British Columbia corporation
WILLBROS (CANADA) GP IV LIMITED, a British Columbia corporation
WILLBROS (CANADA) GP V LIMITED, a British Columbia corporation
0795781 B.C. LTD., a British Columbia corporation
P/L EQUIPMENT LP, an Alberta limited partnership, by its General Partner, 0795781 B.C. LTD.
WILLBROS FACILITIES & TANKS (CANADA) LP, an Alberta limited partnership, by its General Partner, WILLBROS (CANADA) GP IV LIMITED
WILLBROS PSS MIDSTREAM (CANADA) LP, an Alberta limited partnership, by its General Partner, WILLBROS (CANADA) GP V LIMITED

By:	/s/ Van Welch
Name:	Van Welch
Title:	Authorized Signatory

[Signature Page]

FIFTH AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent, a U.S. Lender, U.S. Swingline Lender, and U.S. Issuing Bank

By:	/s/ Terrance O. McKinney
Name:	Terrance O. McKinney
Title:	Senior Vice President

[Signature Page]

FIFTH AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender, Canadian Swingline Lender and Canadian Issuing Bank

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

[Signature Page]

FIFTH AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Maria Quintanilla
Name:	Maria Quintanilla
Title:	Authorized Signatory

[Signature Page]

FIFTH AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:	/s/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President
Credit Officer, Canada

[Signature Page]

FIFTH AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

SUNTRUST BANK, as a U.S. Lender and a Canadian Lender

By:	/s/ Michael Dembski
Name:	Michael Dembski
Title:	Director

[Signature Page]

FIFTH AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

SCHEDULE 1.1(a)

CANADIAN REVOLVER COMMITMENTS

Canadian Lender	Canadian Revolver Commitment
Bank of America, N.A. (acting through its Canada branch)	$6,000,000.00
Wells Fargo Capital Finance Corporation Canada	$2,330,000.00
SunTrust Bank	$1,670,000.00
Total	$10,000,000.00

Schedule 1.1(a)

SCHEDULE 1.1(b)

U.S. REVOLVER COMMITMENTS

U.S. Lender	U.S. Revolver Commitment
Bank of America, N.A.	$31,600,000.00
Capital One Leverage Finance Corp.	$22,400,000.00
Wells Fargo Bank, National Association	$21,003,333.00
SunTrust Bank	$14,996,667.00
Total	$90,000,000.00

Schedule 1.1(b)